________________________________________________________________________________

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

    [ ] Preliminary Proxy Statement
    [ ] Confidential, For Use of the Commission Only (As Permitted by Rule
        14a-6(e)(2))
    [x] Definitive Proxy Statement
    [ ] Definitive Additional Materials
    [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             EMPIRE RESOURCES, INC.
             ------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           ----------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
    [x] No fee required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      __________________________________________________________________________

      (2) Aggregate number of securities to which transaction applies:

      __________________________________________________________________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      __________________________________________________________________________

      (4) Proposed maximum aggregate value of transaction:

      __________________________________________________________________________

      (5) Total fee paid:

      __________________________________________________________________________

    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount Previously Paid:

      __________________________________________________________________________

      (2) Form, Schedule or Registration Statement No.:

      __________________________________________________________________________

      (3) Filing Party:

      __________________________________________________________________________

      (4) Date Filed:

      __________________________________________________________________________

________________________________________________________________________________

                             EMPIRE RESOURCES, INC.
                                ONE PARKER PLAZA
                           FORT LEE, NEW JERSEY 07024
                              -------------------
                            NOTICE OF ANNUAL MEETING
                              -------------------

                                                                  April 29, 2004

Dear Stockholder:

    On Thursday, June 14, 2004, Empire Resources, Inc. will hold its Annual Meeting of Stockholders at the offices of Madison Partners LLC, 477 Madison Avenue, 14th floor, New York, NY.

    The meeting will begin at 11:00 a.m. Only stockholders that own stock at the close of business on April 16, 2004 can vote at this meeting. At the meeting we will:

     Elect a board of directors;

     Ratify the appointment of our independent auditors for the year ending December 31, 2004.

     Attend to any other business properly brought before the meeting.

    YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE TWO PROPOSALS OUTLINED IN THIS PROXY STATEMENT.

                                    By Order of the Board of Directors,

                                    SANDRA KAHN
                                    SANDRA KAHN
                                    Vice President, Chief Financial Officer
                                    and Secretary and Treasurer

                             EMPIRE RESOURCES, INC.
                                ONE PARKER PLAZA
                           FORT LEE, NEW JERSEY 07024

                           --------------------------
                                PROXY STATEMENT
                           --------------------------

                             QUESTIONS AND ANSWERS

WHO IS SOLICITING MY VOTE?

This proxy solicitation is being made and paid for by Empire Resources, Inc.

WHEN WAS THIS PROXY STATEMENT MAILED TO STOCKHOLDERS?

This proxy statement was first mailed to stockholders on or about April 29, 2004.

WHAT MAY I VOTE ON?

The election of nominees to serve on our board of directors, and the ratification of the appointment of our independent auditors for the year ending December 31, 2004.

HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?

The Board recommends a vote FOR each of the nominees and FOR the other proposal.

WHO IS ENTITLED TO VOTE?

Stockholders as of the close of business on April 16, 2004 (the Record Date) are entitled to vote at the annual meeting.

HOW DO I VOTE?

Sign and date each proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR each of the two proposals. You have the right to revoke your proxy at any time before the meeting by:

     notifying the Corporate Secretary, Sandra Kahn, at the address shown above;

     voting in person; or

     returning a later-dated proxy card.

WHO WILL COUNT THE VOTE?

Representatives of our transfer agent, American Stock Transfer & Trust Co., will count the votes.

IS MY VOTE CONFIDENTIAL?

Proxy cards, ballots and voting tabulations that identify individual stockholders are mailed or returned directly to American Stock Transfer & Trust Co., and handled in a manner that protects your voting privacy. Your vote will not be disclosed except: (1) as needed to permit American Stock Transfer & Trust Co. to tabulate and certify the vote; and (2) as required by law. Additionally, all comments written on the proxy card or elsewhere will be forwarded to management. Your identity will be kept confidential unless you ask that your name be disclosed.

HOW MANY SHARES CAN VOTE?

As of April 16, 2004, 9,549,251 shares of Common Stock were issued and outstanding. Every stockholder of Common Stock is entitled to one (1) vote for each share held.

WHAT IS A 'QUORUM'?

A 'quorum' is a majority of the shares entitled to vote at the meeting (i.e. 4,774,626 shares). These shares must be present at the meeting either in person or represented by proxy. If you submit a properly executed proxy card, even if you abstain from voting, you will be considered part of the quorum. All 'broker non-votes' will be counted in determining whether a quorum is present.

WHAT VOTE IS REQUIRED?

The affirmative vote of a majority of the shares represented and entitled to vote at the meeting is required to elect each director (Proposal 1) and to ratify Eisner LLP, as our independent accountants (Proposal 2).

WHO CAN ATTEND THE ANNUAL MEETING?

All stockholders as of the close of business on April 16, 2004 can attend. Tickets are not required.

HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

We do not know of any business to be considered at the 2004 annual meeting other than the proposals described in this proxy statement. If any other business is presented at the annual meeting, your signed proxy card gives authority to William Spier, our Chairman of the Board, and Nathan Kahn, our President and Chief Executive Officer, to vote on such matters in their discretion.

WHO ARE THE LARGEST PRINCIPAL STOCKHOLDERS?

As of April 29, 2004, Nathan Kahn and Sandra Kahn beneficially owned 5,221,923 shares of Common Stock which represented 54.6% of the then outstanding Common Stock.

WHEN ARE STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING DUE?

All stockholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing to Sandra Kahn, Secretary, Empire Resources, Inc., One Parker Plaza, Fort Lee, NJ 07024 prior to February 14, 2005. All other stockholder proposals for consideration at the 2005 annual meeting must be received by Ms. Kahn within the time period specified in our bylaws, which generally is not less than 60 days and not more than 90 days prior to the meeting. Because our bylaws are complex, any stockholder that wishes to make a proposal should review our bylaws to determine when the proposal must be received.

CAN A STOCKHOLDER NOMINATE SOMEONE TO BE A DIRECTOR OF THE COMPANY?

As a stockholder, you may recommend any person as a nominee for director by writing to Sandra Kahn, Secretary, c/o Empire Resources, Inc., One Parker Plaza, Fort Lee, NJ 07024. All recommendations must be received by Ms. Kahn within the time period specified in our bylaws, which generally is not less than 60 days and not more than 90 days prior to the meeting. Because our bylaws are complex, any stockholder that wishes to make a recommendation should review our bylaws to determine when the recommendation must be received. Each recommendation must be accompanied by the name, age, residence and business address of the person being nominated. They must include a representation that the stockholder is a record holder of the stock or holds the stock through a broker. They must state the number and class of shares held by the stockholder and by each person being nominated by the stockholder. They must include information regarding each nominee that would be required to be included in a proxy statement. They must also include a description of any arrangement or understanding between and among the stockholder and each and every nominee. If a stockholder should propose a candidate, we anticipate that the Nominating Committee would evaluate that candidate on the basis of the criteria set forth in the charter for the Nominating Committee. Finally, the recommendations must include the written consent of each nominee to serve as a director, if elected. For further information, please see our bylaws.

                           PROPOSALS YOU MAY VOTE ON

PROPOSAL 1 -- ELECTION OF DIRECTORS

    There are nine nominees for election this year. All of the nominees are currently directors, and their biographical information appears below. A majority of the nominees for election meet the standards of independence adopted by the American Stock Exchange. All directors are elected annually, and serve a one-year term until the next annual meeting. If any director is unable to stand for re-election, the board of directors may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original director candidate will be cast for the substituted candidate. The affirmative vote of the holders of a majority of our common stock represented and entitled to vote at the meeting is required for the election of each director.

    YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THESE DIRECTORS.

PROPOSAL 2 -- RATIFICATION OF THE APPOINTMENT OF EISNER LLP AS INDEPENDENT AUDITORS.

    Our audit committee has recommended, and our board of directors has approved, the appointment of Eisner LLP as our independent auditors for the year ending December 31, 2004, subject to your approval. Shareholder ratification of the selection of Eisner LLP as the Company's independent auditors is not required by the Company's by-laws or otherwise. However, the Board of Directors is submitting the selection of Eisner LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

    A representative of Eisner LLP is expected to attend the annual meeting. He will have the opportunity to speak at the meeting if he wishes. He will also respond to appropriate questions.

    YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF EISNER LLP AS INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2004.

                      NOMINEES FOR THE BOARD OF DIRECTORS

WILLIAM SPIER                                        Director since October 1996
Age 69

    Mr. Spier has been a director of the Company since October 1996 and was Acting Chief Executive Officer from November 1997 until September 1999. Mr. Spier presently serves as non-executive Chairman of the Board of the Company. Mr. Spier has been a private investor since 1982. He also served as Chairman of DeSoto, Inc., a manufacturer and distributor of cleaning products, from May 1991 through September 1996, and as Chief Executive Officer of DeSoto, Inc., from May 1991 to January 1994 and from September 1995 through September 1996. From 1980 to 1981, Mr. Spier was Vice Chairman of Phibro-Salomon Inc. Mr. Spier also serves as a Director of Keystone Consolidated Industries, Inc.

NATHAN KAHN                                        Director since September 1999
Age 49

    Mr. Kahn has been the Chief Executive Officer, President and a director of the Company since September 1999. Prior to the merger, Mr. Kahn was the President and a director of Empire from the time of its formation in 1984. Mr. Kahn has also been the President and a director of Empire-Pacific since its formation in 1996.

SANDRA KAHN                                        Director since September 1999
Age 46

    Ms. Kahn has been a Vice President, the Chief Financial Officer and a director of the Company since September 1999. Prior to the merger, Ms. Kahn was the Secretary and Treasurer and a director of

Empire from the time of its formation in 1984. Ms. Kahn has also been the Secretary and Treasurer and a director of Empire-Pacific since its formation in 1996.

HARVEY WRUBEL                                      Director since September 2000
Age 50

    Mr. Wrubel has been the Vice President of Sales/Director of Marketing of the Company since September 1999. Prior to the merger, Mr. Wrubel was the Vice President of Sales/Director of Marketing of Empire for more than the prior five years. Mr. Wrubel has been a director of the Company since September 2000.

JACK BENDHEIM                                      Director since September 1999
Age 57

    Mr. Bendheim has been a director of the Company since September 1999. He has also been the President, Chief Executive Officer, Chairman of the Board and a director of Phillip Brothers Chemicals, Inc. for more than the prior five years. Mr. Bendheim is also a director of The Berkshire Bank, CDG Technologies, and Penick Corporation.

BARRY L. EISENBERG                                 Director since September 1990
Age 57

    Mr. Eisenberg has been a director of the Company since 1990 and was Secretary and Treasurer of the Company from 1993 until September 1999. Since 1995, Mr. Eisenberg has been an active investor and director of private companies in Israel. Prior thereto, Mr. Eisenberg was, for a period of more than five years, a partner in the Roseland, New Jersey law firm of Lasser, Hochman, Marcus, Guryan & Kuskin.

PETER G. HOWARD                                    Director since September 1999
Age 68

    Mr. Howard has been a director of the Company since September 1999. He has also been the Managing Director of Empire-Pacific since 1996. From 1961 to 1995, Mr. Howard held various positions within the aluminum industry, the most recent of which was Divisional General Manager of Comalco Rolled Products, a unit of Comalco Aluminum Ltd., an aluminum producer.

NATHAN MAZUREK                                     Director since September 1999
Age 41

    Mr. Mazurek has been the President of Provident Industries, a diversified manufacturer of electrical systems and components for more than the prior five years. Mr. Mazurek has been a director of the Company since September 1999.

MORRIS J. SMITH                                      Director since January 1994
Age 46

    Mr. Smith has been a director of the Company since January 1994. Since 1993, Mr. Smith has been a private investor and investment consultant. Prior thereto, Mr. Smith was employed for a period of more than five years by Fidelity Investments as a portfolio manager.

FAMILY RELATIONSHIPS

    Nathan Kahn and Sandra Kahn are husband and wife. Barry L. Eisenberg and Jack Bendheim are brothers-in-law.

                               EXECUTIVE OFFICERS

    Our executive officers and their ages as of April 16, 2004 are as follows:

Nathan Kahn..................   49       Chief Executive Officer, President and Director
Sandra Kahn..................   46       Vice President, CFO and Director
Harvey Wrubel................   50       Vice President of Sales and Director

    Biographical information with respect to Ms. Kahn and Messrs. Kahn and Wrubel is set forth above in 'Nominees for the Board of Directors.'

                       STATEMENT OF CORPORATE GOVERNANCE

    Our business is managed under the direction of the board of directors. The directors delegate the conduct of business to our senior management team.

    Our directors meet three or four times a year in regularly scheduled meeting as is deemed necessary. The directors held four meetings during 2003. The Chairman of our board of directors in consultation with the CEO usually determines the agenda for the meetings. Each of our directors receives the agenda and supporting information in advance of the meetings. Any of our directors may raise other matters at the meetings. The CEO, CFO and other members of senior management make presentations to our directors at the meetings and a substantial portion of the meeting time is devoted to directors' discussion of these presentations. Significant matters that require directors' approval are voted on at the meetings.

    It is our policy that all members of the Board of Directors attend the Annual Meeting of Stockholders in person, although we recognize that directors occasionally may be unable to attend for personal or professional reasons. We generally hold a meeting of the Board of Directors on the same date as the annual stockholder meeting.

    Our directors have complete access to senior management. They may also seek independent, outside advice.

    Committee Structure. The board of directors considers all major decisions. The board of directors has established four standing committees so that certain areas can be addressed in more depth than may be possible at a full meeting of the board of directors. Each committee is chaired by an independent, outside director.

    Audit Committee. This committee assures the credibility of our financial reporting by providing oversight of our financial reporting process and our internal controls. The audit committee has adopted a charter pursuant to which it conducts its activities, a copy of which is available on the Company's website at www.empireresources.com and attached to this proxy statement as Appendix A. The audit committee reports on its activities to the board of directors. During 2003 the audit committee held three meetings. The audit committee is comprised of William Spier, Jack Bendheim and Nathan Mazurek.

    Compensation Committee. This committee advises and guides the board of directors in determining the compensation of executive officers and senior management, and reviews our general employee compensation and benefits policies and practices. During 2003, the compensation committee held one meeting. The compensation committee was comprised of William Spier, Nathan Kahn and Jack Bendheim. The compensation committee is presently comprised of William Spier and Jack Bendheim. The Compensation Committee operates under a written charter, a copy of which is available on the Company's website at www.empireresources.com.

    Stock Options Committee. This committee consults with management regarding the administration of our stock option plan and approves grants of options to directors, executive officers and other employees. The committee did not meet in 2003. The stock options committee is comprised of William Spier, Jack Bendheim and Nathan Mazurek.

    Nominating Committee. The Nominating Committee is responsible for making recommendations to the Board of Directors of persons to serve as directors of the Company and as chairmen and members of committees of the Board of Directors. The Nominating Committee is also responsible for certain corporate governance practices, including the development of ethical conduct standards for our directors, officers and employees and an annual evaluation to determine whether the Board of Directors and its committees are functioning effectively. The Nominating Committee operates under a written charter, a copy of which is available on the Company's website at www.empireresources.com.

    The members of the Nominating Committee are William Spier and Nathan Mazurek, each of whom the Board of Directors has determined to be independent under the new listing standards adopted by the American Stock Exchange. The Nominating Committee was recently formed, and held no meetings in 2003.

    The Nominating Committee expects to identify nominees to serve as directors of the Company primarily by accepting and considering the suggestions and nominee recommendations made by directors, management and stockholders. To date, our Nominating Committee has not engaged any third parties to assist it in identifying candidates for the Board of Directors. The Nominating Committee has not established specific minimum qualifications for recommended nominees. However, as a matter of practice, the Nominating Committee evaluates recommended nominees for directors based on their integrity, judgment, independence, financial and business acumen, relevant experience, and their ability to represent and act on behalf of all stockholders, as well as the needs of the Board of Directors. In general, the Nominating Committee would expect to re-nominate incumbent directors who express an interest in continuing to serve on the Board.

Audit Committee Report

    The following report is not deemed to be part of a document filed with the SEC pursuant to the Securities Act of 1933, as amended (the 'Securities Act'), or the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), and is not to be deemed incorporated by reference in any documents filed under the Securities Act or Exchange Act, without the express consent of the persons named below.

    Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee's responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company's independent auditors. The responsibilities of the Audit Committee are set forth in its written charter, as adopted by the board of directors.

    The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and rely, without independent verification, on the information provided to them and on the representations made to them by management and the independent accountants. Each of the members of the Audit Committee was considered independent for the year ended December 31, 2003, as such term is defined under the listing standards of the American Stock Exchange. In addition, at the direction of the Board of Directors, the Audit Committee has determined that Mr. Bendheim meets the criteria for an 'audit committee financial expert' as that term has been defined by the SEC.

Review with Management

    The Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States.

Review and Discussion with Independent Auditors

    The Audit Committee has discussed with Eisner LLP, the Company's independent auditors, matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended by the Independence Standards Board, and has discussed with the auditors the auditors' independence. The Audit Committee has also considered the compatibility of non-audit services with the auditors' independence.

Audit Fees

    The aggregate fees billed by Eisner LLP for professional services rendered for the audit of our annual financial statements for the two most recent fiscal years ended December 31, 2003 and 2002 and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for the same fiscal years were $108,500 for 2003 and $103,500 for 2002.

Audit-Related Fees

    Eisner LLP has not rendered any audit related services during the years 2003 and 2002.

Tax Fees

    The aggregate fees billed by Eisner LLP for services rendered to us for tax compliance, tax advice and tax planning for our two most recent fiscal years ended December 31, 2003 and 2002 were approximately $41,500 for 2003 and $31,350 for 2002. In 2003 and 2002, the fees related to preparation of income tax returns and services related to audits.

All Other Fees

    During 2003, the Company with the approval of the Audit Committee engaged Eisner LLP in a non audit related matter. The Company engaged Eisner LLP for compliance work related to U.S. Customs documentation. The aggregate fess billed by Eisner LLP for these services totaled $54,975.

    The above categories (Audit Fees, Tax Fees, All Other Fees) encompass all of the fees for our two most recent fiscal years ended December 31, 2003 and 2002 billed by Eisner LLP for services rendered to us.

    The Audit Committee has determined that the provision of non-audit services by Eisner LLP is compatible with maintaining the independent auditor's independence.

Fee Pre-Approval Policy

    The Audit Committee has approved the engagement of Eisner LLP and has approved a budget for audit, audit related and tax related fees for services to be rendered for our 2004 fiscal year. The Audit Committee, or a member of the committee, must pre-approve any non-audit service provided to us by the company's independent auditor. The Audit Committee also approved the engagement of Eisner LLP for the audit performed for our fiscal years ended December 31, 2003 and 2002.

Conclusion

    Based on the Audit Committee's discussion with management and the independent auditors, the Audit Committee's review of the audited financial statements, the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommends that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Audit Committee also appoints Eisner LLP to serve as independent auditors for the year ended December 31, 2004, subject to ratification of such appointment by the shareholders of the Company.

                                          AUDIT COMMITTEE:
                                          Jack Bendheim
                                          Nathan Mazurek
                                          William Spier

                            DIRECTORS' COMPENSATION

    The non-executive Chairman of the Board is paid $25,000 per annum as consideration for his services. Each other director is paid $500 for attendance (in person or by telephone) at meetings of the board of directors, and all directors are reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings. In addition, pursuant to the Company's 1996 stock option plan, the Company granted the following options to its directors.

                                                              NUMBER OF
                                                                SHARES     EXERCISE
                                                              UNDERLYING   PRICE PER
                            NAME                                OPTION       SHARE
                            ----                                ------       -----
Jack Bendheim...............................................    2,000        $1.87
Barry Eisenberg.............................................    2,000        $1.87
Peter Howard................................................    2,000        $1.87
Nathan Kahn.................................................    2,000        $1.87
Sandra Kahn.................................................    2,000        $1.87
Nathan Mazurek..............................................    2,000        $1.87
Morris Smith................................................    2,000        $1.87
William Spier...............................................    2,000        $1.87
Harvey Wrubel...............................................    2,000        $1.87

                             EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

    The following table sets forth for the periods indicated information concerning the compensation earned by the Company's Chief Executive Officer and each of the Company's most highly compensated executive officers.

                           SUMMARY COMPENSATION TABLE
                              ANNUAL COMPENSATION

                                                                                   LONG-TERM
                                                                              COMPENSATION AWARDS
                                                                           -------------------------
                                                                           SECURITIES
                                                                           UNDERLYING    ALL OTHER
                                                                            OPTIONS     COMPENSATION
        NAME AND PRINCIPAL POSITION          YEAR   SALARY($)   BONUS($)      (#)           ($)
        ---------------------------          ----   ---------   --------      ---           ---
Nathan Kahn................................  2003   $450,000    $100,000     2,000        $  2,000(1)
    Chief Executive Officer and President    2002   $450,000          --     2,000        $  1,000(1)
                                             2001   $350,000    $ 75,000     2,000        $  2,000(1)
Sandra Kahn................................  2003   $175,000    $ 25,000     2,000        $  2,000(1)
    Vice President, Chief Financial          2002   $175,000          --     2,000        $  1,000(1)
      Officer,
    Treasurer and Secretary                  2001   $150,000    $ 25,000     2,000        $  2,000(1)
Harvey Wrubel..............................  2003   $275,000    $512,980     2,000        $  2,000(1)
    Vice President of Sales                  2002   $219,890    $298,000     2,000        $125,173(2)
                                             2001   $214,316    $300,000     2,000        $117,218(3)

---------
(1) Represents directors' fees.

(2) Of this amount $1,000 represents director fees and $124,173 represents non-cash taxable compensation charged to Mr. Wrubel upon the vesting of non-contingent restricted shares as discussed in Item 7, Management Discussion and Analysis of Financial Condition and Results of Operations -- Accounting Treatment of Restricted Stock Agreement.

(3) Of this amount, $2,000 represents director fees and $115,218 represents non-cash taxable compensation charged to Mr. Wrubel upon the vesting of non-contingent restricted shares, as discussed in Item 7, Management's Discussion and Analysis of Financial Condition and Results of Operations -- Accounting Treatment of Restricted Stock Agreement.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table contains information concerning the stock option grants made to each of the officers and employees named in the Summary Compensation Table during 2003. No stock options or stock appreciation rights were granted to these individuals during such year in their capacities as executive officers.

                            (INDIVIDUAL GRANTS) (1)

                                          PERCENT OF
                             NUMBER OF      TOTAL
                             SECURITIES    OPTIONS
                             UNDERLYING   GRANTED TO   EXERCISE
                              OPTIONS     EMPLOYEES     PRICE
                              GRANTED     IN FISCAL     ($/SH)    EXPIRATION
           NAME                 (#)          YEAR        (2)         DATE
           ----                 ---          ----        ---         ----
Nathan Kahn................    2,000        11.1%       $1.87      06/13/13
Sandra Kahn................    2,000        11.1%       $1.87      06/13/13
Harvey Wrubel..............    2,000        11.1%       $1.87      06/13/13

                                           POTENTIAL REALIZABLE VALUE
                                                AT ASSUMED ANNUAL
                                                 RATES OF STOCK
                                             PRICE APPRECIATION FOR
                                                   OPTION TERM
                             -------------------------------------------------------
                                         5%                          10%
           NAME                         ($)                          ($)
           ----                         ---                          ---
Nathan Kahn................            2,352                        5,961
Sandra Kahn................            2,352                        5,961
Harvey Wrubel..............            2,352                        5,961

---------
(1) All options granted to the named officers and employees are non-statutory under federal tax laws and were granted on June 13, 2003. Pursuant to the option agreement underlying these options, the options became exercisable immediately upon grant.

(2) The exercise price may be paid in cash or, under certain circumstances, in shares of the Company's common stock.

YEAR-END OPTION VALUES

    The following table provides certain information concerning the options held by the officers and employees named in the Summary Compensation Table, above, as of December 31, 2003.

                        OPTIONS AS OF DECEMBER 31, 2003

                                                   NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                  UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                                    OPTIONS AT YEAR END               AT YEAR END
                                                ---------------------------   ---------------------------
                     NAME                       EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                     ----                       -----------   -------------   -----------   -------------
Nathan Kahn...................................     10,000         --           $ 25,914         --
Sandra Kahn...................................     10,000         --           $ 25,914         --
Harvey Wrubel.................................    208,000         --           $490,914         --

---------

* The closing price of the Company's common stock on December 31, 2003, the last day of trading in 2003, was $3.95.

EMPLOYMENT AGREEMENTS

    On September 17, 1999, the Company entered into employment agreements with each of Nathan Kahn and Sandra Kahn. Certain information regarding these agreements is set forth below. The forms of these agreements are incorporated by reference to this report as exhibits.

    Term. The initial term of each agreement was three years. Each agreement provided that the term will be extended automatically for successive two-year periods unless either party gives written notice of termination at least 180 days prior to the end of the initial term or the then additional term, as the case may be. Each agreement provides that the Company may terminate the agreement upon the Disability of the executive or for Cause (as such terms are defined the agreement). Nathan Kahn's contract was extended for an additional two years by an amendment in July 2002. Sandra Kahn's contract was extended automatically for an additional two year period pursuant to the terms of her agreement.

    Base Salary. The Company has agreed to pay Nathan Kahn a base salary of $450,000 per annum and Sandra Kahn a base salary of $175,000 per annum. These amounts may be increased, but not decreased, by the Board of Directors. The base salary provided for by each agreement is subject to possible upward annual adjustments based upon changes in a designated cost of living index.

    Non-Compete. Each agreement provides that during the Specified Period (as defined below) the employee will not, among other things, directly or indirectly, be engaged as a principal in any other business activity or conduct which competes with the business of the Company or be an employee, consultant, director, principal, stockholder, advisor of, or otherwise be affiliated with, any such business, activity or conduct. The 'Specified Period' means the employee's period of employment and the four year period thereafter, provided that if the employee's employment is terminated for Disability or without Cause (or the employee voluntarily terminates his employment following a breach by the Company), the Specified Period will terminate two years after the employee's employment terminates.

EMPLOYMENT AGREEMENT WITH HARVEY WRUBEL

    On September 17, 1999, the Company entered into an employment agreement with Harvey Wrubel. Certain information regarding this agreement is set forth below. The form of this agreement is incorporated by reference as an exhibit to this report.

    Term. The initial term of this agreement was until December 31, 2002. The agreement provides that the term will be extended automatically for successive two-year periods unless either party gives written notice of termination at least 90 days prior to the end of the original term or the then additional term, as the case may be. The agreement provides that the Company may terminate the agreement any time with or without Cause (as such term is defined in the agreement). However, if the Company terminates the agreement without Cause, the employee is entitled to continue receiving his base salary until the scheduled end of the term. Mr. Wrubel's contract extended automatically for an additional two year period pursuant to the terms of his agreement.

    Base Salary. The agreement provided for an initial base salary to be paid at a rate of $203,000 per annum. This amount may be increased, but not decreased, by the Board of Directors. The base salary is subject to possible upward annual adjustments based upon changes in a designated cost of living index. Mr. Wrubel's current base salary is $275,000.

    Performance-Based Compensation. In addition to base salary, the agreement provides that the Company shall pay the employee performance-based compensation in accordance with a formula provided for in the agreement.

    Non-Compete. The agreement provides that, during the employment term and for 12 months thereafter, the employee will not, among other things, be engaged in, or be, an employee, director, partner, principal, stockholder or advisor of any business, activity or conduct which competes with the business of the Company. During any period following termination of the employee's employment the foregoing will only apply to competition with regard to aluminum and such other commodities as were being sold by the Company within six months prior to such termination.

COMPENSATION COMMITTEE REPORT

    The following report is not deemed to be part of a document filed with the SEC pursuant to Securities Act or the Exchange Act, and is not to be deemed incorporated by reference in any documents filed under the Securities Act or Exchange Act, without the express consent of the persons named below.

    General. The Compensation Committee (the 'Committee') reviews and approves compensation levels for the Company's executive officers. In evaluating the performance of members of senior management, the Committee has access to, and in its discretion may meet with, any officer or other employee of Empire or its subsidiaries. The Committee held one meeting during the fiscal year ended December 31, 2003.

    Compensation Philosophy. Empire must offer competitive salaries and other benefits to be able to attract, retain and motivate highly-qualified and experienced executives; cash compensation for executives in excess of base salaries should be tied to Empire's performance, individual performance or both; and the financial interests of Empire's executives should be aligned with the financial interests of the stockholders, primarily through equity incentive plans. Empire benchmarks its total compensation levels by comparing itself to other comparable companies, in order to make Empire's compensation opportunities competitive with what other leading organizations are providing.

    Base Salary. The Committee establishes the base salaries of executive officers at levels it determines are appropriate in light of the duties and scope of responsibilities of each officer's position. The Committee reviews executive officer salaries regularly, usually at least once every 12 months, and makes adjustments as warranted to reflect continued individual contributions, sustained performance and competitive market factors. The Committee measures individual contributions and performance against total annual compensation, including incentive awards, rather than against base salary alone.

    Compensation of the Chief Executive Officer. The CEO, Nathan Kahn, is compensated based on an employment agreement entered into in September 1999, which established the terms and conditions of his employment with Empire, including a minimum base salary, minimum levels of participation in incentive plans, the minimum benefits to which he was entitled under the compensation plans available to Empire's executive officers and payments or benefits to which he would be entitled upon termination of his employment. See 'Employment Agreements' below. The Committee typically reviews the base salary of the Chief Executive Officer at least every 12 months pursuant to the same policies the Committee uses to evaluate the base salaries of the other executive officers. Mr. Kahn's compensation was reviewed by the Committee during the year 2003 and was not changed by the Committee, based upon an assessment of the competitiveness of his total compensation package and the existing economic environment.

                                          COMPENSATION COMMITTEE:
                                          Mr. Jack Bendheim
                                          Mr. William Spier
                                          Mr. Nathan Kahn

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During 2003, the Compensation Committee consisted of William Spier, Nathan Kahn and Jack Bendheim. In addition to being a member of the Compensation Committee, Mr. Kahn is also our Chief Executive Officer and President. None of the other members of the Compensation Committee serve, or previously served as officers or employees of the Company. Mr. Kahn recused himself from discussions on his own compensation.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth as of April 16, 2004 certain information with respect to beneficial ownership (as defined in Rule 13d-3 of the Securities and Exchange Act of 1934) of our common stock by (i) each person that is a director,
(ii) each person named in the Summary Compensation Table, above, (iii) all such persons as a group and (iv) each person known to us to be the owner of more than 5% of our common stock.

                                                                               PERCENT OF
                                                        NUMBER OF SHARES      COMMON STOCK
                NAME AND ADDRESS(1)                   BENEFICIALLY OWNED(2)      OWNED
                -------------------                   ---------------------      -----
DIRECTORS AND OFFICERS:
William Spier.......................................          204,669(3)           2.1%
Nathan Kahn and Sandra Kahn.........................        5,221,923(4)          54.6%
Harvey Wrubel.......................................          586,327(5)           6.0%
Jack Bendheim.......................................           30,000(6)             *
Barry L. Eisenberg..................................          244,839(7)           2.6%
Peter G. Howard.....................................           10,000(8)             *
Nathan Mazurek......................................           10,000(9)             *
Morris J. Smith.....................................           57,220(10)            *
All officers and directors as a group
  (9 persons).......................................        6,364,978(11)         64.3%

---------

  * Less than 1%

 (1) Unless otherwise indicated, the address of each person listed above is c/o Empire Resources, Inc., One Parker Plaza, Fort Lee, NJ 07024.

 (2) Unless otherwise indicated, each person has sole investment and voting power with respect to the shares indicated. For purposes of this table, a person or group of persons is deemed to have 'beneficial ownership' of any shares as of a given date which such person has the right to acquire within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

     The information in this table was prepared by the Company in reliance on filings made with the Securities and Exchange Commission on Schedule 13D and Forms 4 or 5.

 (3) Consists of (i) 154,669 currently outstanding shares held by Mr. Spier and
     (ii) 50,000 shares underlying currently exercisable options held by Mr. Spier.

 (4) Consists (i) of 5,201,923 currently outstanding and (ii) 20,000 shares underlying currently exercisable options held by Nathan and Sandra Kahn.

 (5) Consists of (i) 358,327 shares transferred from Nathan and Sandra Kahn to Mr. Wrubel, (ii) 20,000 currently outstanding shares held by Mr. Wrubel, and (iii) 208,000 shares underlying currently exercisable options held by Mr. Wrubel.

 (6) Consists of (i) 20,000 outstanding shares held by the Bendheim Foundation, an affiliate of Mr. Bendheim, and (ii) 10,000 shares underlying currently exercisable options held by Mr. Bendheim.

 (7) Consists of (i) 10,000 shares underlying currently exercisable options held by Mr. Eisenberg, and (ii) 234,839 currently outstanding shares held by 241 Associates LLC, a limited liability company. Miriam Mark is the sole manager of 241 Associates LLC and as such has voting and investment power with respect to the shares held by 241 Associates LLC. Miriam Mark is the daughter of Barry L. Eisenberg. A majority of the ownership interest of 241 Associates LLC is owned by
                                              (footnotes continued on next page)

(footnotes continued from previous page)
     Mr. Eisenberg and his wife and, as a result of such ownership interests, Mr. Eisenberg may influence the voting and disposition of the shares of common stock held by 241 Associates LLC.

 (8) Consists of 10,000 shares underlying currently exercisable options held by Mr. Howard.

 (9) Consists of 10,000 shares underlying currently exercisable options held by Mr. Mazurek.

(10) Consists of (i) 31,220 currently outstanding shares held by Mr. Smith or Mr. Smith's wife and (ii) 26,000 shares underlying currently exercisable options held by Mr. Smith.

(11) Consists of 6,020,978 currently outstanding shares and 344,000 shares underlying currently exercisable options and warrants.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Since January 1, 2004, the Company has not engaged in any transaction, or series of similar transactions, in which the amount involved exceed $60,000 and in which any of its directors, executive officers or security holders who beneficially own in excess of 5% of the Company's outstanding common stock (or any of their immediate family members) had a direct or indirect material interest. In addition, none of the Company's directors have any, direct or indirect, business relationships with the Company.

                            STOCK PERFORMANCE GRAPH

    The stock price performance graph depicted below is not deemed to be part of a document filed with the SEC pursuant to the Securities Act or the Exchange Act and is not to be deemed incorporated by reference in any documents filed under the Securities Act or the Exchange Act without the express consent of the Company.

    The following graph compares the yearly percentage change in the cumulative total shareholder return (i.e. stock price growth plus dividends) on our common stock, based on the market price of our common stock, with the total return of U.S. companies listed on the AMEX Stock Market and the AMEX companies included within our industry grouping (SIC 5050 -- 5059 U.S. Companies, Metals and Minerals, Except Petroleum). This graph was prepared by the Center for Research in Security Prices at the University of Chicago Graduate School of Business. The calculation of total cumulative return assumes a $100 investment in our common stock, the U.S. companies listed AMEX Stock Market and in the AMEX companies included within our industry grouping (SIC 5050 -- 5059 U.S. Companies, Metals and Minerals, Except Petroleum) on December 31, 1998, and that all dividends were reinvested.

              Comparison of Five-Year Cumulative Total Returns
                            Performance Graph for
                            Empire Resources, Inc.



                             [PERFORMANCE GRAPH]



                                    Legend

                 CRSP Total Returns Index for:              12/1998   12/1999   12/2000   12/2001   12/2002   12/2003
                 ----------------------------               -------   -------   -------   -------   -------   -------
                 Empire Resources, Inc.                      100.0     104.0      56.0      57.6      89.6     267.7
                 AMEX Stock Market (US Companies)            100.0     131.9     122.4     113.9      93.1     126.0
                 AMEX Stocks (SIC 5050-5059 US Companies)    100.0      82.0      60.5      52.8      32.8      80.4
                 Metals and Minerals, Except Petroleum

Notes:
   A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.

   B. The indexes are reweighted daily, using the market capitalization on the previous trading day.

   C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

   D. The index level for all series was set to $100.0 on 12/31/1998.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports that they file.

    Based solely upon review of the copies of such reports furnished to us and written representations from certain of our executive officers and directors that no other such reports were required, we believe that during the period January 1, 2003 through December 31, 2003, except as described below, all
Section 16 filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with on a timely basis.

    During the period January 1, 2003 through December 31, 2003, Morris Smith failed to timely report the distribution of certain shares to him from a trust of which he was a beneficiary and the subsequent sale by him of certain of those shares. These transactions have since been reported.

                                 OTHER MATTERS

STOCKHOLDER COMMUNICATIONS

    Our stockholders may communicate directly with the members of the Board of Directors or the individual Chairperson of standing committees of the Board of Directors by writing directly to those individuals c/o Empire Resources, Inc. at the following address: One Parker Plaza, Fort Lee, New Jersey 07024. Our policy is to forward, and not to intentionally screen, any mail received at our corporate office that is sent directly to an individual.

CODE OF ETHICS

    Our Board of Directors has adopted a Code of Ethics that applies to all of our employees, officers and directors. The Code covers compliance with law; fair and honest dealings with the Company, with competitors and with others; fair and honest disclosure to the public; and procedures for compliance with the Code. You can review our Code of Ethics on our website located at www.empireresources.com.

OTHER MATTERS OF BUSINESS

    The board of directors does not know of any matters other than those described above to be presented to the meeting. If any other matters do come before the meeting, the persons named in the proxy will exercise their discretion in voting thereon.

                                 ANNUAL REPORT

    An annual report to shareholders, including consolidated financial statements of the Company and its subsidiaries prepared in conformity with generally accepted accounting principles, is being distributed to all shareholders of record with this proxy statement. ADDITIONAL COPIES OF OUR ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE UPON REQUEST TO SANDRA KAHN, SECRETARY, EMPIRE RESOURCES, INC., ONE PARKER PLAZA, FORT LEE, NJ, 07024.

                                               By Order of the Board of Directors,

                                               SANDRA KAHN
                                               SANDRA KAHN
                                               Vice President, Chief Financial Officer,
                                               Treasurer and Secretary

Fort Lee, New Jersey
April 29, 2004

                                                                      APPENDIX A

                             EMPIRE RESOURCES, INC.
                            AUDIT COMMITTEE CHARTER
             (Adopted by the Board of Directors by written consent)

I. GENERAL STATEMENT OF PURPOSE

    The purposes of the Audit Committee of the Board of Directors (the 'Audit Committee') of Empire Resources, Inc. (the 'COMPANY') are to:

     assist the Board of Directors (the 'BOARD') in its oversight of (1) the integrity of the Company's financial statements, (2) the Company's compliance with legal and regulatory requirements, and (3) the qualifications, independence and performance of the Company's independent auditors; and

     prepare the report required by the rules of the Securities and Exchange Commission (the 'SEC') to be included in the Company's annual proxy statement.

II. COMPOSITION

    The Audit Committee shall consist of at least three (3) members of the Board, each of whom shall satisfy the independence requirements established by the American Stock Exchange Company Guide for listing on the exchange. Each member of the Audit Committee shall be financially literate (or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee), as such qualification is interpreted by the Board in its business judgment. One or more members of the Audit Committee must either be 'financially sophisticated' (determined in accordance with the guidelines published by the American Stock Exchange) or an 'audit committee financial expert' (as such term is defined under the rules promulgated by the SEC).

    The members of the Audit Committee shall be appointed annually by the Board and may be replaced or removed by the Board with or without cause. Resignation or removal of a Director from the Board, for whatever reason, shall automatically and without any further action constitute resignation or removal, as applicable, from the Audit Committee. Any vacancy on the Audit Committee, occurring for whatever reason, may be filled only by the Board. The Board shall designate one member of the Audit Committee to be Chairman of the committee.

    No member of the Audit Committee may simultaneously serve on the audit committee of more than three (3) issuers having securities registered under
Section 12 of the Securities Exchange Act of 1934, as amended (the 'EXCHANGE ACT'), unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee.

III. COMPENSATION

    A member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board or any other committee established by the Board, receive directly or indirectly any consulting, advisory or other compensatory fee from the Company. A member of the Audit Committee may receive additional directors' fees to compensate such member for the significant time and effort expended by such member to fulfill his or her duties as an Audit Committee member.

IV. MEETINGS

    The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter, but not less frequently than quarterly. A majority of the members of the Audit Committee shall constitute a quorum for purposes of holding a meeting and the Audit Committee may act by a vote of a majority of the members present at such meeting. In lieu of a meeting, the Audit Committee may act by unanimous written consent. The Chairman of the Audit

Committee, in consultation with the other committee members, may determine the frequency and length of the committee meetings and may set meeting agendas consistent with this Charter.

    Periodically, the Audit Committee shall also meet separately with management and with the independent auditors.

V. RESPONSIBILITIES AND AUTHORITY

    A. REVIEW OF CHARTER

     The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend to the Board any amendments or modifications to the Charter that the Audit Committee deems appropriate.

    B. ANNUAL PERFORMANCE EVALUATION OF THE AUDIT COMMITTEE

     At least annually, the Audit Committee shall evaluate its own performance and report the results of such evaluation to the Nominating and Corporate Governance Committee.

    C. MATTERS RELATING TO SELECTION, PERFORMANCE AND INDEPENDENCE OF INDEPENDENT AUDITOR

     The Audit Committee shall be directly responsible for the appointment, retention and termination of the Company's independent auditor, and determining compensation for the independent auditor, engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company. The Audit Committee may consult with management in fulfilling these duties, but may not delegate these responsibilities to management.

     The Audit Committee shall be directly responsible for oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company.

     The Audit Committee shall instruct the independent auditor that the independent auditor shall report directly to the Audit Committee.

     The Audit Committee shall pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Company by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the 'de minimus' provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

     The Audit Committee may review and approve the scope and staffing of the independent auditors' annual audit plan(s).

     The Audit Committee shall request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, as modified or supplemented, require that the independent auditor submit to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the independent auditor and the Company, discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and based on such disclosures, statement and discussion take or recommend that the Board take appropriate action in response to the independent auditor's report to satisfy itself of the independent auditor's independence.

     The Audit Committee shall evaluate the independent auditors' qualifications, performance and independence, and shall present its conclusions with respect to the independent auditors to the full Board. As part of such evaluation, at least annually, the Audit Committee shall:ciix obtain and review a report or reports from the independent auditor describing (1) the auditor's internal quality-control procedures,
         (2) any material issues raised by the most recent internal quality-control review or peer review of the auditors or by any inquiry or investigation by government or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the auditors, and any steps taken to address any such issues, and (3) to assess the auditor's independence, all relationships between the independent auditor and the Company;

         review and evaluate the performance of the independent auditor and the lead partner (and the Audit Committee may review and evaluate the performance of other members of the independent auditor's audit staff); and

         assure the regular rotation of the audit partners (including, without limitation, the lead and concurring partners) as required under the Exchange Act and Regulation S-X.

     In this regard, the Audit Committee shall also (1) seek the opinion of management of the independent auditors' performance and (2) consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm.

     The Audit Committee shall set clear policies with respect to the potential hiring of current or former employees of the independent auditor.

    D. AUDITED FINANCIAL STATEMENTS AND ANNUAL AUDIT

     The Audit Committee shall review the overall audit plan with the independent auditor and the members of management who are responsible for preparing the Company's financial statements, including the Company's Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the 'SENIOR ACCOUNTING EXECUTIVE').

     The Audit Committee shall review and discuss with management (including the Company's Senior Accounting Executive) and with the independent auditor the Company's annual audited financial statements, including (a) all critical accounting policies and practices used or to be used by the Company,
     (b) the Company's disclosures under 'Management's Discussion and Analysis of Financial Conditions and Results of Operations,' prior to the filing of the Company's Annual Report on Form 10-K, and (c) any significant financial reporting issues that have arisen in connection with the preparation of such audited financial statements.

     The Audit Committee must review:

         (i) any analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements. The Audit Committee may consider the ramifications of the use of such alternative disclosures and treatments on the financial statements, and the treatment preferred by the independent auditor. The Audit Committee may also consider other material written communications between the registered public accounting firm and management, such as any management letter or schedule of unadjusted differences;

         (ii) major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies;

        (iii) major issues regarding accounting principles and procedures and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles; and

         (iv) the effect of regulatory and accounting initiatives, as well as off-balance sheet transactions and structures, on the financial statements of the Company.

     The Audit Committee shall review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995, and request assurance from the auditor that
     Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

     The Audit Committee shall review and discuss with the independent auditor any audit problems or difficulties and management's response thereto. This review shall include (1) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information, and (2) any significant disagreements with management. This review may also include:

         (i) any accounting adjustments that were noted or proposed by the auditors but were 'passed' (as immaterial or otherwise);

         (ii) any communications between the audit team and the audit firm's national office regarding auditing or accounting issues presented by the engagement; and

        (iii) any management or internal control letter issued, or proposed to be issued, by the auditors.

     The Audit Committee shall discuss with the independent auditors those matters brought to the attention of the Audit Committee by the auditors pursuant to Statement on Auditing Standards No. 61 ('SAS 61').

     The Audit Committee shall also review and discuss with the independent auditors the report required to be delivered by such auditors pursuant to
     Section 10A(k) of the Exchange Act.

     If brought to the attention of the Audit Committee, the Audit Committee shall discuss with the CEO and CFO of the Company (1) all significant deficiencies and material weaknesses in the design or operation of internal controls and procedures for financial reporting which could adversely affect the Company's ability to record, process, summarize and report financial information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act, within the time periods specified in the SEC's rules and forms, and (2) any fraud involving management or other employees who have a significant role in the Company's internal controls and procedures for financial reporting.

     Based on the Audit Committee's review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor concerning the independent auditor's independence, the Audit Committee shall make a recommendation to the Board as to whether the Company's audited financial statements should be included in the Company's Annual Report on Form 10-K for the last fiscal year.

     The Audit Committee shall prepare the Audit Committee report required by
     Item 306 of Regulation S-K of the Exchange Act (or any successor provision) to be included in the Company's annual proxy statement.

    E. UNAUDITED QUARTERLY FINANCIAL STATEMENTS

     The Audit Committee shall discuss with management and the independent auditor, prior to the filing of the Company's Quarterly Reports on Form 10-Q, (1) the Company's quarterly financial statements and the Company's related disclosures under 'Management's Discussion and Analysis of Financial Condition and Results of Operations' and (2) such issues as may be brought to the Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 71, and (3) any significant financial reporting issues that have arisen in connection with the preparation of such financial statements.

    F. EARNINGS PRESS RELEASES

     The Audit Committee shall discuss the Company's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, including, in general, the types of information to be disclosed and the types of presentation to be made (paying particular attention to the use of 'pro forma' or 'adjusted' non-GAAP information).

    G. RELATED PARTY TRANSACTIONS

     The Audit Committee shall review all related party transactions involving the Company's directors and officers and their immediate family members.

    H. RISK ASSESSMENT AND MANAGEMENT

     The Audit Committee shall discuss the guidelines and policies that govern the process by which the Company's exposure to risk is assessed and managed by management.

     In connection with the Audit Committee's discussion of the Company's risk assessment and management guidelines, the Audit Committee may discuss or consider the Company's major financial risk exposures and the steps that the Company's management has taken to monitor and control such exposures.

    I. PROCEDURES FOR ADDRESSING COMPLAINTS AND CONCERNS

     The Audit Committee shall establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     The Audit Committee may review and reassess the adequacy of theseprocedures periodically and adopt any changes to such procedures that the Audit Committee deems necessary or appropriate.

    J. REGULAR REPORTS TO THE BOARD

     The Audit Committee shall regularly report to and review with the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the independent auditors and any other matters that the Audit Committee deems appropriate or is requested to review for the benefit of the Board.

    K. LEGAL AND REGULATORY COMPLIANCE

     The Audit Committee shall discuss with management and the independent auditor and review with the Board1 the legal and regulatory requirements applicable to the Company and its subsidiaries and the Company's compliance with such requirements. After these discussions, the Audit Committee may, if it determines it to be appropriate, make recommendations to the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

     The Audit Committee shall discuss with management legal matters (including pending or threatened litigation) that may have a material effect on the Company's financial statements or its compliance policies and procedures.

VI. ADDITIONAL AUTHORITY

    The Audit Committee is authorized, on behalf of the Board, to do any of the following:

    A. ENGAGEMENT OF ADVISORS

     The Audit Committee may engage independent counsel and such other advisors it deems necessary to carry out its responsibilities and powers, and, if such counsel or other advisors are engaged, shall determine the compensation or fees payable to such counsel or other advisors.

    B. GENERAL

     The Audit Committee may form and delegate authority to subcommittees consisting of one or more of its members as the Audit Committee deems appropriate to carry out its responsibilities and exercise its powers.

     The Audit Committee may perform such other oversight functions outside of its stated purpose as may be requested by the Board from time to time.

     In performing its oversight function, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditor and such experts, advisors and professionals as may be consulted with by the Audit Committee.

     The Audit Committee is authorized to request that any officer or employee of the Company, the Company's outside legal counsel, the Company's independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

    Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company's financial statements or determining whether the Company's financial statements are complete, accurate and in accordance with GAAP. Such responsibilities are the duty of management and, to the extent of the independent auditor's audit responsibilities, the independent auditor. In addition, it is not the duty of the Audit Committee to conduct investigations or to assure compliance with laws and regulations or the Company's Code of Business Conduct and Ethics.

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



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

                        ANNUAL MEETING OF STOCKHOLDERS OF

                             EMPIRE RESOURCES, INC.

                                  June 14, 2004

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

     Please detach along perforated line and mail in the envelope provided.

[ ]

-------------------------------------------------------------------------------------------------------------------------------
                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
      PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN
                                                            HERE [x]
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FOR  AGAINST  ABSTAIN
1. Election of Directors:                               2. Ratification of appointment of EISNER LLP,   [_]    [_]       [_]
                               NOMINEES:                independent auditors.
[_] FOR ALL NOMINEES           [_] William Spier
                               [_] Nathan Kahn
[_] WITHHOLD AUTHORITY         [_] Sandra Kahn          The undersigned hereby authorizes the proxies, in their discretion, to
    FOR ALL NOMINEES           [_] Harvey Wrubel        vote on any other business as may properly be brought before the
                               [_] Jack Bendheim        meeting or any adjournment thereof.
[_] FOR ALL EXCEPT             [_] Barry L. Eisenberg
    (See instructions below)   [_] Peter G. Howard
                               [_] Nathan Mazurek
                               [_] Morris J. Smith

INSTRUCTION: To withhold authority to vote for any
             individual nominee(s), mark "FOR ALL
             EXCEPT" and fill in the circle next to
             each nominee you wish to withhold, as
             shown here: ( )
-----------------------------------------------------







-----------------------------------------------------
To change the address on your account, please
check the box at right and indicate your new
address in the address space above. Please note   [_]
that changes to the registered name(s) on the
account may not be submitted via this method.
-----------------------------------------------------

Signature of Stockholder [__________________] Date: [_________] Signature of Stockholder [__________________] Date: [_________]

     Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If
[ ]        signer is a partnership, please sign in partnership name by authorized person.                                   [ ]


                                   Appendix 1

                             EMPIRE RESOURCES, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints William Spier and Nathan Kahn or any of them with full power of substitution, proxies to represent the undersigned stockholder and to vote at the annual meeting of Stockholders of Empire Resources, Inc. (the "Company") to be held on June 14, 2004 at 11:00 a.m. E.S.T., and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, all shares of Common Stock of the Company that the undersigned would be entitled to vote as directed on the reverse side, and in their discretion upon such other matters as may come before the meeting.

                (Continued and to be signed on the reverse side)